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                                                                    Exhibit 99

[ZOLTEK logo]
FOR IMMEDIATE RELEASE
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                      ZOLTEK PROVIDES UPDATE ON EFFECT OF
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                    EUROPEAN NATURAL GAS SUPPLY DISRUPTION
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         ST. LOUIS, MISSOURI -- JANUARY 7, 2009 -- Zoltek Companies, Inc.
(Nasdaq: ZOLT) today provided an update on the impact on its Hungarian operations of the disruption of natural gas supplies in Europe. Zoltek anticipates that its carbon fiber and technical fiber shipments will not be materially affected by the disruption in the supply of natural gas to its Hungarian facility because it maintains ample precursor and finished goods inventories. Zoltek is also activating its contingency plans to maintain carbon fiber and technical fiber production at the Hungarian facility by utilizing precursor manufactured at Zoltek's Mexico plant in case the gas shortage persists. Given the critical importance of natural gas to the European economy, suppliers and consumers have a strong incentive to resolve the issues resulting in the disruption and, accordingly, the company expects natural gas supplies in Hungary ultimately will resume historical levels.

         Zsolt Rumy, Zoltek's Chairman and CEO commented, "While the natural gas supply problems certainly are creating hardships for many in Europe and we hope that they can be solved quickly, we don't believe this development will have a significant effect on our ability to meet our customers' needs. The availability of the Mexican precursor demonstrates the value of the redundant facilities. As we have said in the past, the key factors that impact our short-term performance are our customers' inventory management practices, including seasonal adjustments, as well as foreign currency fluctuations and the current weakness in the global economy. Longer term continuation of our growth trends will be a function of our ability to enter into supply relationships with large-volume users of carbon fibers for commercial applications who seek a reliable source of supply at favorable, sustainable prices. We believe we have a stable platform to build on our leadership in wind energy and other applications while we aggressively seek out new breakthrough applications."

                       FOR FURTHER INFORMATION CONTACT:
                                ZSOLT RUMY, CEO
                              3101 MCKELVEY ROAD
                              ST. LOUIS, MO 63044
                                (314) 291-5110

         This press release contains certain statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "believe," "goal," "plan," "intend," "estimate," and similar expressions and variations thereof are intended to specifically identify forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of us, our directors and officers with respect to, among other things: (1) our financial prospects; (2) our growth strategy and operating strategy, including our focus on facilitating acceleration of the introduction and development of mass market applications for carbon fibers; (3) our current and expected future revenue; and (4) our ability to complete financing arrangements that are adequate to fund current operations and our long-term strategy.


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[ZOLTEK logo]

Zoltek Provides Update On Effect Of European Natural Gas Supply Disruption
Page 2
January 7, 2009

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         This press release also contains statements that are based on the current expectations of our company. You are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. The factors that might cause such differences include, among others, our ability to: (1) penetrate existing, identified and emerging markets, including entering into new supply agreements with large volume customers; (2) continue to improve efficiency at our manufacturing facilities on a timely and cost-effective basis to meet current order levels of carbon fibers; (3) successfully add new planned capacity for the production of carbon fiber and precursor raw materials and meet our obligations under long-term supply agreements; (4) maintain profitable operations; (5) increase our borrowing at acceptable costs; (6) manage changes in customers' forecasted requirements for our products; (7) continue investing in application and market development in a range of industries; (8) manufacture low-cost carbon fibers and profitably market them despite increases in raw material and energy costs; (9) successfully operate our Mexican facility to produce acrylic fiber precursor and add carbon fiber production lines; (10) resolve the pending non-public, fact-finding investigation being conducted by the Securities and Exchange Commission; (11) successfully continue operations at our Hungarian facility if natural gas supply disruptions persist; and (12) manage the risks identified under "Risk Factors" below and in our filings with the SEC. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.